Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments And Contingencies
Commitments and Contingencies

NOTE 25: COMMITMENTS AND CONTINGENCIES

Legal

In September 2023, the Company entered into a five-year leasing contract for the construction of the Twelve Jumbo Barges to be delivered no later than the end of the first quarter of 2024. As of December 31, 2023, the Company paid an amount of $1,283 relating to the deposit for the construction of the twelve barges constructed pursuant to the Twelve Jumbo Barges contract, which is included under the caption “Assets under construction” in its consolidated statement of financial position. As of December 31, 2023, four of the barges under the Twelve Jumbo Barges were delivered to the Company. For further information see Note 10 “Tangible fixed assets and assets under construction”, Note 20 “Leases” and Note 26 “Financial Management”.

In October 2023, Navios Logistics entered into a five-year leasing contract for the construction of the Six Jumbo Barges to be delivered no later than the end of the second quarter of 2024. The contract for the Six Jumbo Barges has similar terms to terms of the lease contract for the Twelve Jumbo Barges (as described above). As of December 31, 2023, the Company paid an amount of $637 relating to the deposit for the construction of the six barges constructed pursuant to the Six Jumbo Barges contract, which is included under the caption “Assets under construction” in its consolidated statement of financial position. For further information see Note 10 “Tangible fixed assets and assets under construction” and Note 26 “Financial Management.”

In October 2023, Navios Logistics agreed to charter-in the Navios Vega, a 2009-built Ultra-Handymax vessel, following her modification to a ship-to-ship transhipper vessel, from Navios Maritime Partners L.P. for a period of five years at a rate of $25.8 net per day. This transaction was negotiated by, and unanimously approved by, the conflicts committee of Navios Logistics. Navios Vega was delivered to the Company in February 2024.

Navios Logistics has issued a guarantee and indemnity letter that guarantees the performance by Corporation Navios S.A. (a consolidated subsidiary) of all its obligations to Technologia Em Movimentacao S.A. (“TMSA”) up to $8,854. This guarantee expires upon completion of the contract.

Navios Logistics has issued a guarantee and indemnity letter that guarantees the performance by Petrolera San Antonio S.A. (a consolidated subsidiary) of all its obligations to Vitol S.A. up to $12,000. This guarantee expired on March 28, 2024 and expects to be renewed under similar terms and conditions.

On July 22, 2016, the Company guaranteed the compliance of certain obligations related to Edolmix S.A. and Energías Renovables del Sur S.A. (entities wholly owned by the Company) under their respective direct user agreements with the Free Zone of Nueva Palmira, for the amounts of $847 and $519, respectively.

The Company is subject to legal proceedings, claims, and contingencies arising in the ordinary course of business. When such amounts can be estimated and the contingency is probable, management accrues the corresponding liability. While the ultimate outcome of lawsuits or other proceedings against the Company cannot be predicted with certainty, management does not believe the costs, individually or in aggregate, of all such proceedings, claims and contingencies will have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows.

There are no material legal proceedings, claims, and contingencies for the years presented.